                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                           First State Bancorporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                           FIRST STATE BANCORPORATION
                                7900 JEFFERSON NE
                          ALBUQUERQUE, NEW MEXICO 87109

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          -----------------------------

                                 April 25, 2001

TO THE SHAREHOLDERS OF FIRST STATE BANCORPORATION:

         The annual meeting of shareholders of First State Bancorporation, a New Mexico corporation, will be held on Friday, June 8, 2001, at 10:00 a.m. local time in the Courtyard by Marriott, Journal Center, 5151 Journal Center Boulevard NE, Albuquerque, New Mexico, for the following purposes:

             1. To elect 3 directors to hold office for a term ending at the 2004 annual meeting or until their successors are duly elected and qualified.

             2. To approve an amendment to the First State Bancorporation 1993 Stock Option Plan (the "Plan") to increase the number of shares available for grant from 600,000 to 730,000, and to prohibit any reduction of the exercise price (repricing) of previously fixed stock option awards under the plan.

             3. To ratify the appointment of KPMG LLP as independent public accountants for the year ending December 31, 2001.

             4. To transact any other business which properly comes before the meeting or any adjournment.

         All shareholders of record on the Company's transfer books as of the close of business on April 25, 2001, are entitled to vote at the annual meeting. A complete list of shareholders entitled to vote at the annual meeting will be available for examination by any Company shareholder at 7900 Jefferson NE, Albuquerque, New Mexico, for purposes germane to the annual meeting, during normal business hours for a period of ten days prior to the annual meeting. Please read the attached proxy statement carefully. PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD AUTHORIZING REPRESENTATIVES OF THE COMPANY'S MANAGEMENT TO VOTE ON YOUR BEHALF AT THE MEETING.

                                By the order of the Board
                                of Directors

                                FIRST STATE BANCORPORATION


                                /s/ MICHAEL R. STANFORD

                                Michael R. Stanford
                                President and Chief Executive Officer

                                 PROXY STATEMENT
                           FIRST STATE BANCORPORATION
                                7900 JEFFERSON NE
                          ALBUQUERQUE, NEW MEXICO 87109

                                 April 25, 2001

                                  INTRODUCTION

         THIS PROXY STATEMENT IS BEING FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF DIRECTORS OF FIRST STATE BANCORPORATION (THE "COMPANY") OF PROXIES TO BE VOTED AT THE ANNUAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD AT 10:00 A.M. LOCAL TIME IN THE COURTYARD BY MARRIOTT, JOURNAL CENTER, 5151 JOURNAL CENTER BOULEVARD NE, ALBUQUERQUE, NEW MEXICO, AND AT ANY ADJOURNMENT THEREOF. This proxy statement and the enclosed form of proxy are first being sent to shareholders beginning on or about April 27, 2001.

         The Board of Directors has fixed the close of business on April 25, 2001, as the record date for determining shareholders who are entitled to notice of, and to vote at, the Meeting. At the close of business on April 12, 2001, the most recent date prior to the printing of this proxy statement for which information is available, there were 4,891,974 shares of the Company's Common Stock (the "Common Stock") outstanding and entitled to vote at the Meeting. Holders of shares of Common Stock may cast one vote for each share on each matter of business properly brought before the Meeting. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Meeting. Shareholders are not allowed to cumulate votes in the election of directors.

         To be effective, properly signed and dated proxies must be returned prior to the Meeting. The shares represented by your proxy will be voted in accordance with your instructions. However, if no instructions are given, your shares will be voted in favor of (i) the nominees for directors proposed by the Board of Directors, (ii) for the amendments to the First State Bancorporation 1993 Stock Option Plan ("the Plan"), (iii) ratification of the appointment of KPMG LLP as independent public accountants for the year ending December 31, 2001. The Board of Directors of the Company is not aware of any other business to be presented at the Meeting. If any other matters come before the Meeting, it is the intention of the proxy holders to vote on such matters in accordance with their best judgement.

         The Company can conduct business at the Meeting only if holders of a majority of the shares of Common Stock entitled to vote are present at the Meeting, either in person or by proxy. Assuming a quorum has been reached, the affirmative vote of the majority of the shares represented in person or by proxy and entitled to vote is necessary to elect directors and ratify the appointment of auditors. The approval of the amendments to the Plan requires the affirmative vote of the holders of a majority of the total outstanding shares of Common Stock.

         Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker non-votes will also be counted for quorum purposes. Broker non-votes will have the same effect as a vote to withhold authority in the election of directors, and abstentions and broker non-votes will have the same effect as a vote against the amendment to the Plan, and the ratification of auditors.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") at the Annual Meeting of the Company in the year 2002 must be received at the headquarters of the Company on or before December 15, 2001 in order to be considered for inclusion in the year 2002 proxy statement and proxy. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received at the headquarters of the Company no earlier than April 18, 2002 and no later than May 3, 2002, assuming an annual meeting date of June 7, 2002, and a 45 day notice or a public disclosure of such annual meeting date. The Company's Restated Articles of Incorporation require that proposals of shareholders made outside of Rule 14a-8 under the Exchange Act (including nominations of persons for election to the Company's Board of Directors) must be submitted, in accordance with the requirements of the Restated Articles of Incorporation, not less than 35 days nor more than 50 days before the date of the 2002 Annual Meeting, except that if less than 45 days notice or prior public disclosure of the date of the 2002 Annual Meeting is given or made to shareholders, proposals must be received not later than the close of business on the tenth day following the day on which notice of the 2002 Annual Meeting is mailed or public disclosure of the date of such meeting is made.

                              REVOCABILITY OF PROXY

         Any shareholder giving a proxy may revoke it at any time prior to the Meeting either by submitting a later-dated proxy or by providing notice of revocation to the Secretary of the Company at the address above. Shareholders with proper documentation may vote all their eligible shares if they are personally present at the Meeting. When a shareholder votes at the Meeting, his or her vote will revoke any proxy previously granted by the shareholder.

                       EXPENSE AND MANNER OF SOLICITATION

         In addition to solicitation by mail, proxies may be solicited by appropriate means, including in person or by telephone or telegram, by directors, officers, and employees of the Company and its wholly owned subsidiary First State Bank of Taos ("First State Bank") who will not receive compensation for their soliciting activities. Arrangements also will be made with brokerage houses and other custodians, nominees, and fiduciaries which are record holders of the Common Stock to forward proxy soliciting material to the beneficial owners of such stock, and the Company will reimburse such record holders for their reasonable expenses. The Company has retained Morrow & Co., Inc., to assist in the solicitation of proxies for a fee estimated at $5,000, plus expenses. The Company will bear all of the costs of the solicitation.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         All of the shares of Common Stock represented by valid proxies received from shareholders will be voted for the nominees for directors named below, unless authority to do so is withheld. Each nominee for director has consented to his nomination and to serve if elected. If any nominee is unable to serve, the proxies will be voted to elect any other person as director whom the Board of Directors recommends in the place of that nominee.

         The Company's Restated Articles of Incorporation require that proposals of shareholders (including nominations of persons for election to the Company's Board of Directors) must be submitted, in accordance with the requirements of the Restated Articles of Incorporation, not less than 35 days nor more than 50 days before the date of the meeting at which the proposal is to be submitted, except that if less than 45 days notice or prior public disclosure of the date of such meeting is given or made to shareholders, proposals must be received not later than the close of business on the tenth day following the day on which notice of such meeting is mailed or public disclosure of the date of such meeting is made. To be in proper written form, a shareholder's notice must set forth specified information about each nominee and the shareholder making the nomination. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

NOMINEES FOR ELECTION AT 2001 ANNUAL MEETING

         Certain biographical information, including principal occupation and business experience during the last five years, of each nominee for director is set forth below. The current authorized number of directors of the Company is ten. The directors nominated herein will serve until the 2004 annual meeting and until their successors are duly elected and qualified. Unless otherwise stated, the principal occupation of each nominee has been the same for the past five years.


Name                                        Age      Position with Company
----                                        ---      ---------------------

H. Patrick Dee                               46      Executive Vice President, Chief Operating Officer,
                                                     Secretary/Treasurer, and Director

Leonard J. DeLayo, Jr.                       52      Chairman of the Board

Bradford M. Johnson                          50      Director

       H. Patrick Dee has been a Director of the Company since 1991 and presently serves as Executive Vice President, Chief Operating Officer, and Secretary/Treasurer of the Company, and Executive Vice President and Chief Operating Officer of First State Bank, a position he has held since December 1991. Prior to joining the Company, Mr. Dee spent four years with New Mexico Banquest Corporation and, after its acquisition by Livingston & Co. Southwest, LP in 1988, with National Bank of Albuquerque. In 1989, Mr. Dee became Senior Vice President and Chief Financial Officer of Livingston & Co. Southwest, LP. Mr. Dee is a certified public accountant. See "Certain Relationships and Related Transactions - Operations Building."

       Leonard J. DeLayo, Jr., a Director of the Company since November 1993 was elected Chairman of the Board in July of 2000. Mr. DeLayo served as a director of First State Bank from 1988 to January 1992. Mr. DeLayo has been engaged in a general corporate and commercial law practice in New Mexico since 1974 and is the President and sole shareholder of Leonard J. DeLayo, Jr., P.C., which currently provides legal services to the Company and First State Bank as outside counsel. Mr. DeLayo serves on the Albuquerque Board of Education. See "Certain Relationships and Related Transactions - Legal Services."

       Bradford M. Johnson, a Director of the Company since November 1993, is President of Heron Hill Corporation, a private company engaged in investments and financial consulting. From 1991 to November 1993, Mr. Johnson was a partner and Director of Research of Sterne, Agee & Leach, Inc., an investment banking firm in Atlanta, Georgia. Mr. Johnson studied at the University of Paris-Sorbonne from 1987 to 1991.

          THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                     THE SHAREHOLDERS VOTE FOR THE NOMINEES
                           FOR THE BOARD OF DIRECTORS.

CURRENT DIRECTORS SERVING UNTIL 2002 ANNUAL MEETING


Name                                        Age      Position with Company
----                                        ---      ---------------------

Douglas M. Smith, M.D.                       67      Director
Herman N. Wisenteiner                        70      Director
Kevin L. Reid                                40      Director

       Douglas M. Smith, M.D., a Director of the Company since November 1993, is a Board Certified radiologist and the owner/general partner of The Historic Taos Inn, Taos, New Mexico. Dr. Smith is the co-founder and former President of Palm Beach Imaging, Inc., West Palm Beach, Florida, and a former member of the Board of Directors of the PIE Medical Insurance Co., a physician-owned medical malpractice insurance company headquartered in Cleveland, Ohio.

       Herman N. Wisenteiner, a Director of the Company since November 1993, is President and Chief Executive Officer of Horn Distributing Company, a real estate holding company which he founded in 1971 in Santa Fe, New Mexico. In addition to his many civic activities in northern New Mexico, from 1984 to 1993 Mr. Wisenteiner was also Chairman and Chief Executive Officer of CLX Exploration Inc., a publicly traded oil and natural gas exploration and production company headquartered in Denver, Colorado and served as a Director of First Interstate Bank, Santa Fe, New Mexico from 1980 to 1993. See "Certain Business Relationships" and Related Transactions - Santa Fe Branch Location."

       Kevin L. Reid, is President and Owner of Reid & Associates, a design/build construction company, a position he has held since 1997, when he assumed the presidency of Reid & Elliott and changed the name of the Company to Reid & Associates. Mr. Reid co-founded Reid and Elliott in 1991. See "Certain Relationships and Related Transactions - Operations Building."

CURRENT DIRECTORS SERVING UNTIL 2003 ANNUAL MEETING


Name                                        Age      Position with Company
----                                        ---      ---------------------

Eloy A. Jeantete                             73      Director and Chairman Emeritus

Michael R. Stanford                          48      President, Chief Executive Officer, and Director

Marshall G. Martin                           62      Director

       Eloy A. Jeantete, a Director of the Company since August 1993 and Chairman of the Board until July of 2000, joined First State Bank 54 years ago as a bookkeeper and has spent his entire working career with First State Bank. As a lifetime resident of Taos, N.M., Mr. Jeantete has accumulated a long list of civic achievements and community involvement, culminating with his election in 1990 as Mayor of Taos, New Mexico, a position he held until March 1994.

        Michael R. Stanford, a Director of the Company since its organization in 1988, is President and Chief Executive Officer of the Company and First State Bank. Mr. Stanford's entire career has been in the banking industry. Prior to joining First State Bank in 1987, Mr. Stanford spent five years with New Mexico Banquest Corporation as Senior Vice President in charge of loan administration. In addition, Mr. Stanford is involved in a variety of civic organizations. See "Certain Relationships and Related Transactions - Operations Building."

       Marshall G. Martin, a Director of the Company since June 1997, is a senior partner with the law firm of Hinkle, Hensley, Shanor, & Martin, LLP, a position he has held since June 1997, and prior to January of 1997. For the period from January 1997 through June 1997 Mr. Martin was Vice President-General Counsel of Solv-Ex Corporation which later filed for chapter 11 bankruptcy reorganization in August 1997. Hinkle, Hensley, Shanor & Martin, LLP, is the Company's corporate counsel. See "Certain Business Relationships and Related Transactions - Legal Services." Mr. Martin is involved in a variety of civic organizations.

There are no family relationships among any of the directors, officers, or key employees of the Company.

                                   PROPOSAL 2

                         PROPOSAL TO APPROVE AMENDMENTS
                                     TO THE
                             1993 STOCK OPTION PLAN

         The Board of Directors is proposing the shareholders of the Company adopt amendments to the First State Bancorporation 1993 Stock Option Plan (the "Plan"), originally adopted by the shareholders on October 5, 1993. On April 19, 2001, the Board of Directors amended the Plan, subject to shareholder approval, to increase the number of shares available for grant from 600,000 to 730,000, and to prohibit any reduction of the exercise price (repricing) of previously fixed stock option awards under the Plan. The Board of Directors amended the Plan on July 25, 1997, to increase the number of shares available for grant from 337,500 to 600,000 (adjusted for November 15, 1999 3-for-2 split of common stock), and to provide that an option granted under the Plan may be assigned or transferred subject to board approval.

         The purposes of the Plan are to give those who are selected for participation in the Plan added incentives to continue in the long-term service of the Company and to create in them a more direct interest in the future success of the operations of the Company by relating incentive compensation to an increase in stockholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company's shareholders. The Plan is also designed to provide a financial incentive that will help the Company attract, retain, and motivate the most qualified employees and consultants. To be effective the amendments must be approved by the shareholders of the Company at the 2001 Annual Meeting of Shareholders.

         The Plan provides for the grant of incentive stock options and non-qualified stock options to employees of the Company. "Incentive stock options" are options that meet the requirements of Section 422 of the Internal Revenue Code ("the Code"), and "non-qualified stock options" are options which do not meet the requirements of Section 422. The Plan, as amended, increases the number of shares subject to the Plan to 730,000 shares. As of March 31, 2001, 506,566 shares were subject to outstanding stock options under the Plan. As of March 31, 2001, the Company has approximately 270 employees eligible to participate in the Plan.

         The Plan provides that the option agreement may permit the right or interest of any holder in an option granted pursuant to the Plan may be assigned or transferred subject to approval of the Committee (as defined below) during the option period. The Committee may include in the option agreement any restrictions on assignments and transfers or subsequent assignments and transfers as the Committee deems necessary and appropriate. Any transferee option holder of a right or interest in an option must agree in writing to the terms and conditions of the underlying option agreement, or the transfer is null and void. In the event of a holder's death, a holder's rights and interests in options shall be transferable by will or pursuant to the laws of descent and distribution. Each option granted under the Plan shall be exercisable only by the holder or, in the event of disability or incapacity, by the holder's guardian or legal representative.

         The Plan is administered by a committee of the Board of Directors comprised of disinterested directors (the "Committee"). The Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the persons to be granted options, to determine the number of shares subject to each option, and to prescribe the particular form and conditions of each option granted. The Plan requires that the option price of incentive stock options granted under the Plan shall be not less than 100 percent of the fair market value of the Company's Common Stock as of the date the option is granted, and the terms of an incentive stock option may not exceed ten years. The exercise price of any incentive stock option granted to an employee who owns Common Stock representing more than 10 percent of the voting rights of the Company's outstanding capital stock on the date of grant must be equal to at least 110 percent of the fair market value on the date of grant. The Plan provides that non-qualified stock options shall have an option price not less than 100 percent of the fair market value of the Company's Common Stock on the date of grant unless otherwise determined by the Committee. All options granted under the Plan are subject to various other conditions and restrictions. Shares subject to canceled options are available for options granted in the future under the Plan.

         Under the Code, there is no taxable income to an employee when an Incentive Stock Option is granted or when it is exercised. The excess, however, of the fair market value of the underlying shares on the date of exercise over the option exercise price will be an item of tax preference and, accordingly, must be taken into account in determining whether an employee is subject to the alternative minimum tax for the year of exercise. If the employee does not dispose of the shares within the later of two years from the date of option grant or one year from the date of exercise, any gain realized upon the disposition will be taxable as capital gain. However, if the employee does not satisfy the applicable holding periods, the excess of the fair market value of the shares on the date of exercise over the option exercise price (but not exceeding the amount by which the sale price of the shares exceeds the option exercise price) will be taxable as ordinary income for the year in which the shares are sold. Upon the exercise of a non-qualified stock option, the excess of the fair market value of the underlying shares on the date of exercise over the option exercise price for the shares will be taxable to the optionee as ordinary income. The Company will be entitled to a corresponding tax deduction for any amounts which are taxable to an optionee as ordinary income.

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a share dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Common Stock covered by each outstanding option and the price per share thereof shall be equitably adjusted to reflect the change.

         Upon the occurrence of any of the following events, if the required notice has been given, any options granted under the Plan shall automatically terminate on:

             (a) the merger or consolidation of the Company (but only if the Company is not the surviving corporation or if the Company becomes a subsidiary of another corporation) or the acquisition of its assets or stock pursuant to a non-taxable reorganization, unless the surviving or acquiring corporation assumes the outstanding options or substitutes new options for them in a manner consistent with the regulations promulgated under Section 424 of the Code as if the options were incentive stock options;

             (b) the dissolution or liquidation of the Company;

             (c) the appointment of a receiver for all, or substantially all, of the Company's assets or business;

             (d) the appointment of a trustee for the Company after a petition has been filed for the Company's reorganization under applicable statutes; or

             (e) the sale, lease, or exchange of all, or substantially all, of the Company's assets and business.

      At least 30 days' prior written notice of any event described above shall be given by the Company to each holder, except the transactions described in clauses (c) and (d), as to which no notice shall be required. Holders notified in accordance with the Plan may exercise their options at any time before the event requiring the giving of notice (but subject to its occurrence), regardless of whether all conditions of exercise relating to length of service has been satisfied.

      If a Change in Control (as defined below) occurs, all options shall become exercisable in full, regardless of whether all conditions of exercise relating to the length of service has been satisfied. A "Change in Control" is deemed to have occurred if:

             (a) a person (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of shares of the Company having 25 percent or more of the total number of votes that may be cast for the election of directors of the Company without the prior approval of at least two-thirds of the members of the Board unaffiliated with that person;

             (b) persons who constitute the directors of the Company at the beginning of a 24-month period cease to constitute at least two-thirds of all directors at any time during the period, unless the election of any new or replacement directors was approved by a vote of at least a majority of the members of the Board in office immediately before the period and of the new and replacement directors so approved;

             (c) the adoption of any plan or proposal to liquidate or dissolve the Company; or

             (d) any merger or consolidation of the Company unless thereafter
             (i) directors of the Company immediately prior thereto continue to constitute at least two-thirds of the directors of the surviving entity or transferee, or (ii) the Company's securities continue to represent or are converted into securities that represent more than 80 percent of the combined voting power of the surviving entity or transferee.

       Notwithstanding anything to the contrary in the Plan, no option will become exercisable because of a Change in Control if the holder of that option or any group of which that holder is a member is the person whose acquisition constituted the Change in Control.

       In order to increase the available shares subject to option under the Plan, the Board of Directors recommends that the first sentence of Section 4.1 of the Plan be amended to read as follows:

       "The total number of Shares as to which options may be granted pursuant to the Plan shall be 730,000 in the aggregate."

       In addition, to prohibit any reduction of the exercise price (repricing) of previously fixed stock option awards under the Plan, the Board of Directors recommends the Plan be amended by adding a new Section 4.12 to the Plan which reads as follows:

       "4.12 Repricing of Options. No modifications to reduce the exercise price (repricing) of previously fixed stock option awards issued under the Plan may be made pursuant to the Plan."

       Approval of the amendments requires the affirmative vote of the holders of a majority of the total outstanding shares of Common Stock.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
             SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENTS TO THE
                             1993 STOCK OPTION PLAN.

                                   PROPOSAL 3

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         KPMG LLP was the Company's independent public accounting firm for 2000 and has been approved by the Board of Directors to continue in that capacity in 2001.

AUDIT FEES

         The aggregate fees billed to the Company by KPMG LLP for professional services rendered for the audit of the financial statements for the year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10Q for the year then ended were $97,250.

ALL OTHER FEES

         Other than audit fees, the aggregate fees billed to the Company by KPMG LLP for the year ended December 31, 2000 were $38,367.

         A proposal to ratify the appointment of KPMG LLP will be presented to the shareholders at the annual meeting. Representatives of KPMG LLP will be present at the annual meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                        THE COMPANY'S BOARD OF DIRECTORS
                  UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
                 VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF
                                    KPMG LLP

             INFORMATION WITH RESPECT TO STANDING COMMITTEES OF THE
                        BOARD OF DIRECTORS AND MEETINGS

         The Board of Directors held four meetings during the year ended December 31, 2000. Each incumbent director, except for Kevin Reid who was unable to attend two meetings, attended 75% or more of the meetings of the Board of Directors and committees on which he served.

         The Board of Directors has an executive committee, an audit committee, and a compensation committee. The Board of Directors does not have a standing nominating committee. Nominations to the Board of Directors are determined by the entire Board.

         The executive committee members are Marshall G. Martin, Michael R. Stanford, Bradford M. Johnson, and Leonard J. DeLayo, Jr. The executive committee met once during 2000. The executive committee meets periodically to explore and consider issues in advance of the meetings of the entire Board of Directors and makes recommendations to the Board of Directors concerning such issues.

         The audit committee members are Douglas M. Smith, Bradford M. Johnson, and Marshall G. Martin. The audit committee held four quarterly meetings during the year ended December 31, 2000. All members of the audit committee are independent as defined in SEC rules and regulations sections 303.01(B)(2)(a) and rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

         The Board of Directors has adopted a written charter for the audit committee a copy of which is included as appendix A to this proxy statement.

         The audit committee report pursuant for item .306 of regulations S-K (17CFR 229.306) appears in this proxy statement.

         The compensation committee members are Kevin L. Reid and Herman N. Wisenteiner. The committee held two meetings during the year ended December 31, 2000. The purpose of the compensation committee is to determine the compensation and benefits for executive officers of the Company.

                         CERTAIN BUSINESS RELATIONSHIPS

CREDIT TRANSACTIONS

         The executive officers, directors and principal stockholders of the Company and the Bank, and members of their immediate families and businesses in which these individuals hold controlling interests, are customers of the Bank and it is anticipated that such parties will continue to be customers of the Bank in the future. Credit transactions with these parties are subject to review by the Bank's Board of Directors. All outstanding loans and extensions of credit by the Bank to these parties were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management did not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2000, the aggregate balance of the Bank's loans and advances under existing lines of credit to these parties was $3,544,156 or 0.77% of the Bank's total loans. All payments of principal and interest on these loans are current. These loans represented 6.91% of the Company's equity as of December 31, 2000.

LEGAL SERVICES

         Mr. DeLayo was a director of First State Bank from 1988 through January 1992, was a director of the First State Bank of Santa Fe from March 1993 to June 1994, was appointed as a director of the Company in November 1993, and elected chairman of the board in July 2000. Mr. DeLayo acts as general counsel to the Company and First State Bank. Mr. DeLayo and his firm, Leonard J. DeLayo, Jr., P.C., are involved in representing the Company in numerous collection matters. The Company paid Mr. DeLayo's firm approximately $263,500, $284,000, and $219,000 for its services in 2000, 1999, and 1998.

         Marshall G. Martin was elected to the Board as a director in June 1997. Mr. Martin is a partner in the firm of Hinkle, Hensley, Shanor & Martin, LLP, which serves as the Company's corporate counsel. The Company paid Hinkle, Hensley, Shanor & Martin, LLP, approximately $82,000, $33,000 and $32,000 for its services in 2000, 1999 and 1998.

SANTA FE BRANCH LOCATION

         The Downtown Santa Fe location was constructed on land owned by Herman Wisenteiner, a Director of the Company. The Company is leasing the site from Mr. Wisenteiner for an initial term of 15 years. Lease payments made to Mr. Wisenteiner were $67,530 for 2000, $65,600 for 1999, and $63,700 in 1998,
respectively. In the opinion of management, the lease is on terms similar to other third-party commercial transactions in the ordinary course of business.

OPERATIONS BUILDING

         On March 9, 1999, the Company sold certain undeveloped real estate to the Journal Center Office Group, L.L.C. for $543,177. The Company purchased this property for $529,278 on March 14, 1998. Kevin L. Reid, a director of the Company, controls a corporation which is the managing member of the Journal Center Office Group, L.L.C., which together with Messrs. Stanford and Dee, C.E.O. and C.O.O., of the Company, respectively, and certain other officers of the Bank, own approximately 92.94% of the equity interest in the Journal Center Office Group, L.L.C. Subsequent to such sale, the Journal Center Office Group, L.L.C., constructed a 27,567 square foot facility on the property. On October 1, 1999, the Bank entered into a lease agreement with the Journal Center Office Group, L.L.C., with respect to approximately 23,118 square feet in the building. The term of such lease is 15 years and the annual rental payments are approximately $20.03 per square foot. In 2000, the Company paid the Journal Center Office Group, L.L.C., $454,000 in rent in respect of such lease. In the opinion of management, this transaction and the related lease are on terms similar to other third-party transactions in the ordinary course of business.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 12, 2001, by (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director of the Company, and (iii) all directors and executive officers as a group. Unless otherwise indicated, based on information furnished by such owners, the Company believes that the stockholders listed below have sole investment and voting power with respect to their shares. Unless otherwise indicated, the address of such person is the Company's address, 7900 Jefferson NE., Albuquerque, New Mexico 87109.


Name                                          Number of Shares Owned                 Percentage of Shares Owned
----                                          ----------------------                 --------------------------

Hovde Capital, Inc.
1826 Jefferson Place, NW
Washington, DC 20036                                   471,465              (1)                 9.62%
Dharma Properties, Inc.
14 South Swinton Ave.
Delray Beach, FL 33444                                 254,550                                  5.20%
Michael R. Stanford                                    188,945              (2)                 3.77%
H. Patrick Dee                                         107,007              (3)                 2.15%
Eloy A. Jeantete                                         2,000                                    *
Leonard J. DeLayo, Jr.                                 132,807              (4)                 2.70%
Bradford M. Johnson                                    246,012                                  5.02%
Douglas M. Smith, M.D.                                  37,000                                    *
Herman N. Wisenteiner                                   16,693                                    *
Marshall G. Martin                                       1,105                                    *
Kevin L. Reid                                            4,500                                    *
Brian C. Reinhardt                                      18,845              (5)                   *
All executive officers and directors as
a group (10 persons)                                   754,914                                 15.52%


------------------------------------------
 *Less than 1%

(1) Represents the aggregate shares held by Hovde Capital, Inc. and its affiliates: Financial Institution Partners, LP, Financial Institution Partners II, LP, Hovde Capital, LLC, and Hovde Acquisition, LLC.

(2) Includes 81,650 shares that are subject to an option exercisable at $5.60 per share, 24,000 shares that are subject to an option which is exercisable at $11.50 per share, and 3,000 shares exercisable at $6.00 per share.

(3) Includes 62,625 shares that are subject to an option which is exercisable at $5.60 per share, 12,000 shares that are subject to an option exercisable at $11.50 per share, and 2,100 shares that are subject to an option exercisable at $6.00 per share.

(4) Includes 18,750 shares that are subject to an option which is exercisable at $5.60 per share.

(5) Includes 3,750 shares that are subject to an option which is exercisable at $5.60 per share, and 12,000 shares that are subject to an option exercisable at $11.50 per share.

                            COMPENSATION OF DIRECTORS

       Each director who is not an employee of the Company (the "Outside Directors") is paid an annual fee of $5,000 and a per meeting fee of $1,000 for board meetings, and $500 for committee meetings, and are reimbursed for expenses incurred in attending meetings of the Board of Directors and the committee meetings of the Board of Directors.

                             EXECUTIVE COMPENSATION

        The following tables set forth the compensation paid by the Company to the three executive officers of the Company who received in excess of $100,000 in cash compensation.


                                                    Annual Compensation                  Long Term Compensation
                                        --------------------------------------------- ------------------------------
Name & Principal                                                                                      Stock
Position                        Year       Salary ($)     Bonus ($)     Other ($)(1)           Options Granted (#)
------------------------------ -------- ------------- -------------- ---------------- ------------------------------

Michael R. Stanford            2000         $250,000        $62,500          $11,093                 --
  President and Chief          1999         $250,000             --          $47,188              7,500
  Executive Officer            1998         $250,000        $50,000          $50,370                 --

H. Patrick Dee                 2000         $175,000        $43,750           $9,805                 --
  Secretary and                1999         $175,000             --          $42,183              5,250
  Treasurer                    1998         $175,000        $35,000          $47,538                 --

Brian C. Reinhardt             2000         $119,787        $14,755          $10,311                 --
  Executive Vice               1999         $111,930         $2,502           $7,922             21,000
  President and Chief          1998         $106,000         $6,000           $9,795                 --
  Financial Officer

------------------------------

(1) Represents insurance premiums paid by the Company on behalf of the employee, amounts contributed by the Company to the employees' 401k plan, company vehicle usage, and dues.

                   Aggregated Option Exercises in Fiscal Year
                        and Fiscal Year-End Options Value



                                                                     Number of
                                                               Unexercised Options at      Value of In-the-Money
                                    Shares          Value           12/31/00 (#)          Options at 12/31/00 ($)
                                 Acquired on      Realized         Exercisable /            (1) Exercisable /
Name                             Exercise (#)       ($)            Un-exercisable             Un-exercisable
----                             ------------  -------------   -----------------------    ------------------------

Michael R. Stanford                 22,018        $174,227             108,650                    $767,687
                                                                        10,500                    $ 50,790
H. Patrick Dee                          --              --              76,725                    $571,316
                                                                         6,150                    $ 32,577
Brian C. Reinhardt                      --              --              24,150                    $ 61,185
                                                                        15,600                    $  7,440



-------------------------------
(1) The closing price of the Company's Common Stock on December 31, 2000, was $13.98 per share.

                     Option/SAR Grants in Last Fiscal Year
                              [Individual Grants]


                                 Number of           Percent of total
                                securities             options/SARs
                                underlying              granted to       Exercise or                       Grant Date
                               options/SARs            employees in      base price      Expiration        Present
          Name                  granted (#)            fiscal year         ($/Sh)          date            Value
--------------------------    ----------------    -----------------    ------------    ------------    -------------

          None                     None                 None              None            None             None

EXECUTIVE INSURANCE

       First State Bank has key-person insurance policies on each of Messrs. Stanford and Dee. Under these policies, First State Bank is named as beneficiary of $480,000 of term life insurance on Mr. Stanford and $360,000 of term life insurance on Mr. Dee.

EXECUTIVE INCOME PROTECTION PLAN

       The Company has an Executive Income Protection Plan (the "Plan") with the following participants: H. Patrick Dee, Brian C. Reinhardt, and Michael R. Stanford, which provides for benefits upon a Control Change. Following a Control Change (as defined in the Plan), the Plan provides for a three-year employment term and specifies the employee's position, salary, bonus, and benefits payable during that period. If the employee (i) resigns; (ii) is discharged for any reason other than cause, death, or disability; (iii) experiences a Reduction in Position (as defined in the Plan) within a three-year period beginning on the date of the Control Change, then the employee shall have income protection benefits consisting of (a) a compensation benefit, payable in a single sum, equal to three times his Compensation (as defined in the Plan) (b) the same level of fringe benefits as existed on the date of the Control Change for a period ending three years after the Control Change including, without limitation, any plan or arrangement to receive and exercise stock options and/or stock appreciation rights, restricted stock or grants thereof in which the employee is participating on the date of the Control Change (or plans or arrangements providing him with substantially similar benefits); (c) an amount equal to the employee's non-vested accrued benefit in the Company's retirement plans, determined as of the last valuation date under such plans, if the employee is not fully vested under the terms of such plans; (d) up to a maximum of 30 percent of his Compensation for out-placement services for the employee; and (e) a lump sum payment at the same time as the compensation payment described in (a) above, if the Company has purchased a split-dollar life insurance policy on the life of an employee.

       "Control Change" is defined in the Plan as (i) a sale or sales (including an exchange) of shares of the Company, other than pursuant to a public offering, at one or more times by the Company, a stockholder or stockholders of the Company, or by any combination of the foregoing, which in the aggregate results in the beneficial ownership of more than 50% of the combined voting power of the Company's outstanding securities after the sale or sales by one or more stockholders who were not stockholders of the Company on April 19, 1996 (the effective date of the Plan), and who were not controlled after the sale or sales, directly or indirectly, by one or more of the stockholders of the Company on April 19, 1996; (ii) a sale or sales by the Company of all or substantially all of its assets to one or more persons or entities who were not stockholders of the Company on April 19, 1996, and who are not controlled after the sale or sales, directly or indirectly, by one or more of such stockholders; or (iii) a merger or other combination in which the Company is either the surviving or disappearing corporation, which results in the beneficial ownership of more than 50% of the combined voting power of the outstanding securities of the surviving corporation by one or more persons or entities which were not stockholders of the Company on April 19, 1996, and which are not controlled after such merger or other combination, directly or indirectly, by one or more of such stockholders;
(iv) the approval by the stockholders of the Company of any plan or proposal to liquidate or dissolve the Company; or (v) during any period of two consecutive years, individuals who at the beginning of the period constitute the entire Board of Directors of the Company cease for any reason to constitute a majority thereof, unless the election or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

       "Compensation" means the sum of; (i) the employee's average taxable compensation from the Company; (ii) the employee's average elective salary reduction contributions to plans under the Code Sections 401(k) and/or 125; and
(iii) the product of the average percentage of covered payroll contributed by the Company to the Company's 401(k) profit sharing plan multiplied by the sum of
(i) and (ii) in each case for the five calendar years preceding the Control Change.

       "Reduction in Position" shall occur if an employee (i) is removed as an officer or director; (ii) experiences a significant decrease in managerial or supervisory authority; (iii) experiences a reduction in salary or bonus; (iv) is required by the Company to relocate to an office more than 50 miles from his location before the Control Change; (v) is reduced in the rate of his awards under any stock option plan in effect before the Control Change; (vi) experiences a material adverse change in his terms and conditions of employment.

       The Plan provides that the employees will be entitled to a gross-up payment if it is determined that any payment would be subject to the excise tax imposed by Section 4999 of the Code. The Plan also provides for the Company to pay the employee's legal fees incurred in any contest relating to the Plan and certain other indemnifications to the extent permitted under applicable New Mexico or federal law and under the Company's Bylaws and Articles of Incorporation.

       The aggregate cost to the Company of the requirements for payments to employees covered under the Plan (including the cost of early vesting under employee plans) would not exceed $2.6 million.

SECTION 401(k) PLAN

       In 1991 the Company adopted a tax-qualified profit sharing 401(k) plan (the "Saving Plan") covering all employees who have attained 21 years of age and have completed 90 days of service with the Company. Each participant in the Saving Plan may reduce his or her salary by as much as the lesser of 20% of his or her compensation or $10,500, in 2000. The dollar limit is adjusted each year for inflation. The Company is required to make matching contributions of up to 50% of the first 6% of a participant's deferred compensation up to a maximum of 3%. The Company may, but is not required to, contribute additional amounts to the Saving Plan. Any such additional amounts are allocated to the accounts of participants who were active participants on the last day of the plan year or who retired or died or were disabled during the plan year. The allocation is in proportion to the eligible participants' compensation. During 2000, 1999, and 1998, First State Bank made contributions to the Saving Plan of approximately $180,000, $161,000, and $146,000, respectively.

        All contributions by a participant are 100% vested and non-forfeitable at all times. The Company's contributions become 100% vested after three years of service with the Company. A participant may direct the investment of his or her account pursuant to the investment options offered by the trustee of the Saving Plan. Distribution of a participant's account under the Saving Plan normally occurs upon the participant's retirement or the participant's termination of employment with the Company.

OPTION PLAN

        Effective October 5, 1993, the Company adopted the First State Bancorporation 1993 Stock Option Plan (the "Stock Option Plan"), which provides for the granting of options to purchase up to 600,000 shares of the Company's common stock. (See Proposal 2 for Stock Option Plan amendments subject to shareholder approval). Exercise dates and prices for the options are set by the Compensation Committee of the Board of Directors. The Stock Option Plan also provides that options other than those qualifying as incentive stock options may be granted.

       The Stock Option Plan is administered by a committee composed of disinterested members of the Board of Directors (the "Committee"). Subject to the terms of the Stock Option Plan, the Committee determines the persons to whom awards are granted, the type of award granted, the number of shares granted, the vesting schedule, the type of consideration to be paid to the Company upon exercise of options, and the term of each option (not to exceed ten years).

Under the Stock Option Plan, the Company may grant both incentive stock options ("incentive stock options") intended to qualify under Section 422 of the Code and options which are not qualified as incentive stock options ("non-qualified stock options"). Incentive stock options must be granted at an exercise price equal to or greater than the fair market value of the Common Stock on the date of grant. The exercise price of non-qualified stock options granted under the Stock Option Plan will be determined by the Committee on the date of grant. The exercise price of incentive stock options granted to holders of more than 10% of the Common Stock must be at least 110% of the fair market value of the Common Stock on the date of grant, and the term of these options may not exceed five years.

       The Stock Option Plan provides that the total number of shares covered by the plan, the number of shares covered by each option, and the exercise price per share is proportionately adjusted in the event of a stock split, reverse stock split, stock dividend, or similar capital adjustment effected without receipt of consideration by the Company.

       Upon a change in control of the Company, stock options outstanding under the Stock Option Plan immediately become fully vested and exercisable. Also, in the event of a merger or consolidation in which the Company is not the surviving corporation, the sale of all or substantially all of the Company's assets, certain reorganizations or the liquidation of the Company, each option granted under the Stock Option Plan may, at the election of the holder, become immediately exercisable.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       This is a report of the Compensation Committee of the Board of Directors (the "Committee"), which is composed of the following Board members, Kevin L. Reid, and Herman N. Wisenteiner, both of whom are nonemployee directors. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under either such Act.

       In designing executive compensation, the Committee has adopted the policy that the Company's executives should be paid fairly for the positions they hold in view of the nature and size of the business which the Company operates. The compensation level of the executives of the Company recognizes contributions towards the Company's performance by the executives and is designed to attract and retain competent executives who share the objectives of the Company and its stockholders. The goal of the Committee is to ensure that the Company employs qualified, experienced executive officers whose financial interest is aligned with that of the stockholders. The Committee considers general industry practice, tax effects, and other factors in structuring executive compensation awards. Base salaries for each of the executive officers of the Company are determined by taking into consideration performance, length of tenure with the Company, compensation by industry for comparable positions, and career achievements.

       Michael R. Stanford, President and CEO, and H. Patrick Dee, Executive Vice President, COO, Secretary, and Treasurer receive bonus compensation based on a formula monitored by the Committee. The bonus formula awards compensation as a percentage of base salary for the Company's actual performance relative to its annual budget for earnings before income taxes, asset growth, and efficiency ratio, and based upon certain levels of return on average equity.

       The Company believes that its executives should have a vested interest in the performance of the Common Stock and, therefore, stock options are used as an integral part of creating incentives for executives. Option grants are dependent upon individual performance, level of responsibility, and other relevant factors. Options are used in order to align the benefits received by the executive officers with the appreciation realized by stockholders.

       Since going public in November 1993, the Company has experienced significant growth in its interest-earning assets, deposits, and net income. The Committee believes that Mr. Stanford's performance as CEO continues to be important to the Company's success. His ongoing leadership is needed to achieve meaningful financial results. His efforts encompass the strategic direction for the Company's vision as well as direct involvement in driving the Company's assets and income growth. The Committee believes Mr. Stanford's 2000 compensation was consistent with the overall executive officer compensation structure.

       All recommendations of the Committee have been and are subject to review and approval of the Board of Directors.

FIRST STATE BANCORPORATION COMPENSATION COMMITTEE

Kevin L. Reid                                            Herman N. Wisenteiner

                          COMPARATIVE STOCK PERFORMANCE

         The graph below compares the cumulative shareholder return on the Company's Common Stock since December 31, 1995, with the cumulative total return on the NASDAQ-Amex Total US Index, the SNL <$500M Bank Index, and the SNL $500M-$1B Bank Index. The table below compares the cumulative total return of the Common Stock as of December 31, 1996, 1997, 1998, 1999, and 2000, assuming a $100 investment on December 31, 1995, and assuming reinvestment of all dividends. This data was furnished by SNL Securities LLC.

                              [PERFORMANCE GRAPH]


                                                                            PERIOD ENDING
                                            -------------------------------------------------------------------------------------
INDEX                                       12/31/95       12/31/96       12/31/97       12/31/98       12/31/99        12/31/00
                                            --------       --------       --------       --------       --------        ---------

First State Bancorporation                    100.00         125.64         181.35         178.12         179.92          186.91
NASDAQ - Total US*                            100.00         123.04         150.69         212.51         394.92          237.62
SNL < $500M Bank Index                        100.00         128.71         219.41         200.34         185.44          178.90
SNL $500M-$1B Bank Index                      100.00         125.01         203.22         199.81         184.96          177.04

                             AUDIT COMMITTEE REPORT

         The audit committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2000 with management, and has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No.61. The audit committee has received the written disclosures and the letter from KPMG LLP, regarding KPMG LLP's independence as required by Independence Standards Board Standard No.1 and considered the compatibility of the services provided by KPMG LLP with KPMG LLP's independence.

         Based on these reviews and discussions the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10K as of and for the year ended December 31, 2000.


Marshall G. Martin                                          Bradford M. Johnson

Douglas M. Smith



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers, directors, and persons who own more than 10% of a registered class of the Company's equity securities and certain other affiliated persons to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Company, or written representations that no forms were required to be filed, the Company believes that during the fiscal year ended December 31, 2000, all
Section 16(a) filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with.

                                 OTHER BUSINESS

         All items of business to be brought before the meeting are set forth in this proxy statement. Management knows of no other business to be presented. If other matters of business not presently known to management are properly raised at the meeting, the proxies will vote on the matters in accordance with their best judgment.

                                        By order of the Board of Directors
                                        FIRST STATE BANCORPORATION


                                        /s/ MICHAEL R. STANFORD
                                        ---------------------------------------
                                        Michael R. Stanford
                                        President and Chief Executive Officer

         SHAREHOLDERS ARE REQUESTED TO SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, IN THE ENCLOSED ENVELOPE.

         IF SHAREHOLDERS HAVE ANY QUESTIONS OR REQUIRE ADDITIONAL INFORMATION, PLEASE CONTACT MORROW & CO., INC., AT (800) 662-5200.

         SHAREHOLDERS MAY RECEIVE A COPY OF THE 2000 ANNUAL REPORT ON FORM 10-K BY CONTACTING THE COMPANY'S INVESTOR RELATIONS DEPARTMENT AT (505) 241-7598.

                                                                      APPENDIX A

                           FIRST STATE BANCORPORATION
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.       AUDIT COMMITTEE PURPOSE

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, fiduciary responsibilities, and legal and regulatory compliance.

         o Monitor the independence and performance of the Company's independent auditors and internal audit department.

         o Provide an avenue of communication among the independent auditors, management, the internal audit department, and the Board of Directors.

         o Review areas of potential significant financial risk to the Company.

         o Report the results and conclusions resulting from all its review activities, together with its recommendations for action to the Board of Directors at their next meeting subsequent to that of the Committee.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

         Audit Committee members shall meet the requirements of the National Association of Securities Dealers (NASD) Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise and familiarity with the regulatory requirements of the banking industry.

         Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal audit department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditor's quarterly, to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

         Review Procedures

         1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

         2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

         3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal audit department together with management's responses.

         4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

         Independent Auditors

         5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6. Approve the fees and other significant compensation to be paid to the independent auditors.

         7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

         8. Review the independent auditors' audit plan, discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

         9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

        10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

        Internal Audit Department and Legal and Regulatory Compliance

        11. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

        12. Review the appointment, performance, and replacement of the senior internal audit executive. The internal audit department shall be responsible to senior management, but have a direct reporting responsibility to the Board of Directors through the Committee. Changes in the senior internal audit executive shall be subject to Committee approval.

        13. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

        14. On at least an annual basis, review with the Company's legal counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

        Other Audit Committee Responsibilities

        15. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

        16. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or Board deems necessary or appropriate.

        17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                           FIRST STATE BANCORPORATION
                                7900 JEFFERSON NE
                          ALBUQUERQUE, NEW MEXICO 87109
                                 REVOCABLE PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints H. Patrick Dee and Michael R. Stanford as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of First State Bancorporation held of record by the undersigned on April 25, 2001, at the annual meeting of shareholders to be held on June 8, 2001, or any adjournment thereof.

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

     The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR all nominees" in Item 1, "FOR" Item 2, and "FOR"
Item 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1, "FOR"
ITEM 2, AND "FOR" ITEM 3.

Item 1 - ELECTION OF DIRECTORS

         H. Patrick Dee, Leonard J. DeLayo, Jr., Bradford M. Johnson.
         [ ] FOR all nominees     [ ] WITHHOLD AUTHORITY for all nominees

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line below.

--------------------------------------------------------------------------------

Item 2 - APPROVE THE AMENDMENT TO THE FIRST STATE BANCORPORATION 1993 STOCK OPTION PLAN.

       [ ] For                    [ ] Against                [ ] Abstain

Item 3 - PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP as the independent public accountants of the Company.

       [ ] For                    [ ] Against                [ ] Abstain

         PLEASE DATE AND SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

     Please mark, sign, date, and return the proxy card promptly, in the enclosed envelope.

Date
     --------------------------------------------------------------------------


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Signature


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Signature if held jointly


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Title


Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.